UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

XM SATELLITE RADIO HOLDINGS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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On February 19, 2007, the following memorandum was sent to employees of XM Satellite Radio Holdings Inc. from Gary Parsons, Chairman, Hugh Panero, Chief Executive Officer, and Nate Davis, President and Chief Operating Officer, of XM Satellite Radio Holdings Inc.:

TO:	All Employees

FROM:	Gary Parsons, Hugh Panero and Nate Davis

DATE:	February 19, 2007

SUBJECT:	Merger of XM Satellite Radio and Sirius Satellite Radio

Today, the satellite radio industry took a major evolutionary step with the announcement that XM Satellite Radio will merge with Sirius Satellite Radio in an all-stock merger of equals to form the nation’s premier digital audio service provider.

The combined company will be able to offer more value to consumers by creating even greater programming choices and technological innovation. More importantly, the merger will create a combined company with the long-term financial strength to compete more effectively against the many existing and new competitors it faces in the congested audio entertainment marketplace.

Currently, satellite radio faces substantial competition from free “over-the-air” AM and FM radio as well as iPods, Internet radio and cell phones. Satellite radio will also face new challenges from HD Radio and next generation wireless technologies.

Many decisions about the merged company, such as headquarters location, company name and employee roles and responsibilities will be decided and announced closer to the completion of the deal. We expect the merger to be completed by the end of 2007, pending regulatory approval.

What we can announce at this time is that Gary Parsons, our long-time Chairman, will become the Chairman of the combined company and Mel Karmazin, the current Sirius CEO, will be the CEO of the merged company. Together, Gary and Mel will work to create a best in class team from both companies. We can also tell you that the new company intends to maintain a significant presence in both Washington, DC and New York City.

In addition, the new company’s board of directors will consist of 12 directors, including Gary Parsons and Mel Karmazin, four independent members designated by each company, as well as a representative from each of General Motors and Honda.

XM Confidential

Hugh, who launched the satellite radio business, will continue in his current role as XM’s CEO until the anticipated close of the deal. Hugh will focus his attention on helping to shepherd the deal through the regulatory process with Gary, while Nate will focus on running the company. Programming and Ad Sales, which currently report to Hugh will now report to Nate.

As we noted earlier, while we are confident that the merger will gain regulatory approval, the approval process is likely to be extensive and could take the remainder of this year. Until the merger is completed, these two companies will continue to be run separately and therefore we cannot emphasize too strongly the need to stay focused on our 2007 goals, providing millions of listeners with outstanding programming and customer service, while adding new subscribers and improving operating and financial metrics.

Change can be difficult and therefore communication will be critical during this process. With this in mind, tomorrow (Tuesday) at 8:30 a.m. ET, the companies will hold a joint investor conference; you are invited to listen on XM 200 (also streamed on XMRO). There will be a separate XM all-employee conference call tomorrow at 11:00 a.m. ET. Information about how to access the employee call will be distributed shortly. Lastly, later today, information about the merger will be placed on our intranet site, accessible at http://intranet/.

The dedication of our employees continues to help us provide our subscribers with a rich and rewarding radio experience. We will continue to do so as we move forward on this new and exciting path.

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving Sirius Satellite Radio Inc. and XM Satellite Radio Holdings Inc., including potential synergies and cost savings and the timing thereof, future financial and operating results, the combined company’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of Sirius’s and XM’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of Sirius and XM. Actual results may differ materially from the results anticipated in these forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statement: general business and economic conditions; the performance of financial markets and interest rates; the ability to obtain governmental approvals of the transaction on a timely basis; the failure of Sirius and XM shareholders to approve the transaction; the failure to realize synergies and cost-savings from the transaction or delay in realization thereof; the businesses of Sirius and XM may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; and operating costs and business disruption following the merger, including adverse effects on employee retention and on our business relationships with third parties, including manufacturers of radios, retailers, automakers and programming providers. Additional factors that could cause Sirius’s and XM’s results to differ materially from those described in the forward-looking statements can be found in Sirius’s and XM’s Annual Reports on Form 10-K for the year ended December 31, 2005, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 which are filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet site (http://www.sec.gov). The information set forth herein speaks only as of the date hereof, and Sirius and XM disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication.

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Important Additional Information Will be Filed with the SEC

This communication is being made in respect of the proposed business combination involving Sirius and XM. In connection with the proposed transaction, Sirius plans to file with the SEC a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus and each of Sirius and XM plan to file with the SEC other documents regarding the proposed transaction. The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of Sirius and XM. INVESTORS AND SECURITY HOLDERS OF SIRIUS AND XM ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Sirius and XM through the web site maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC can also be obtained by directing a request to Sirius Satellite Radio Inc., 1221 Avenue of the Americas, New York, NY 10020, Attention: Investor Relations or by directing a request to XM Satellite Radio Holdings Inc., 1500 Eckington Place, NE Washington, DC 20002, Attention: Investor Relations.

Sirius, XM and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Sirius’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC on March 13, 2006, and its proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on April 21, 2006, and information regarding XM’s directors and executive officers is available in XM’s Annual Report on Form 10-K, for the year ended December 31, 2005, which was filed with the SEC on March 3, 2006 and its proxy statement for its 2006 annual meeting of shareholders, which was filed with the SEC on April 25, 2006. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.

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XM Confidential